SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

INNOVO GROUP INC.
(Exact name of registrant as specified in charter)

Delaware                           0-18926             11-2928178
(State or other jurisdiction     (Commission          (IRS Employer
of Incorporation)                File Number)         Identification No.)

27 North Main Street, Springfield, Tennessee                     37172
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (615) 384-0100
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Item 7.  Financial Statements and Exhibits

(c) The following Exhibits are filed with or incorporated by reference in this Report as indicated below:

     99.1 Press Release dated October 20, 1998.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


INNOVO GROUP INC.
(Registrant)

By: /s/ L. E. Smith
   L. E. Smith Chairman and
   Chief Executive Officer

Date:  October 20, 1998